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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 6, 2001


                       BOBBY ALLISON WIRELESS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)


          000-22251                                     65-0674664
    (Commission File No.)                  (I.R.S. Employer Identification No.)


                          1200 Starkey Road, Suite 105
                              Largo, Florida 33771
                    (Address of Principal Executive Offices)


                                 (727) 584-7902
              (Registrant's Telephone Number, Including Area Code)





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Item 2.  Acquisition or Disposition of Assets

         On August 6, 2001, Bobby Allison Wireless, Inc., a Florida corporation (the "Company"), and a wholly-owned subsidiary of Bobby Allison Wireless Corporation, a Florida corporation (the "Registrant"), entered into a definitive agreement to sell to Triton PCS Property Company, L.L.C. d/b/a SunCom, a Delaware limited liability company ("Triton"), the Company's exclusive SunCom sales locations. The assets sold included, subject to receipt of landlord consent, the rights, title and interest in up to twenty (20) leases of retail store or kiosk locations, the handset inventory on hand at each store, and the furniture and trade fixtures at each store. The Registrant and the Company also entered into a covenant not to compete with Triton until October 8, 2003 in the geographic area where Triton holds a license for wireless telephone or data services or personal communication services subject to certain exceptions. The purchase price (subject to adjustment) is approximately $3,100,000 for the leases and assignor covenant not to compete. The Company completed the sale of eleven of the sales locations on August 6, 2001, and one location on August 10, 2001 and expects to close the remainder by August 31, 2001. The Agreement provides that the Company has until October 8, 2001 to complete the closing of all of the sales locations. The purchase price for the inventory is the Company's cost. Furthermore, in order to promote a seamless transition, the Company entered into a Loaned Employees Agreement with Triton PCS, Inc. The Company will receive lease payments in an amount equal to the cost of the leased employees until the transition is complete, approximately 30 days following each lease transfer.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements.
                  None

         (b)      Exhibits:

        EXHIBIT
          NO.                           DESCRIPTION
          ---                           -----------
         (2)-1    Master Agreement, dated August 6, 2001, among Bobby Allison
                  Wireless Corporation, Bobby Allison Wireless, Inc. and Triton
                  PCS Property Company, L.L.C.

         (99)-1   Loaned Employees Agreement, dated August 6, 2001, among Bobby
                  Allison Wireless, Inc. and Triton PCS, Inc.

         (99)-2   Assignor Covenant Not to Compete, dated August 6, 2001, among
                  Bobby Allison Wireless Corporation, Bobby Allison Wireless,
                  Inc. and Triton PCS Property Company, L.L.C.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            BOBBY ALLISON WIRELESS CORPORATION


                                            By: /s/ Robert L. McGinnis
                                               ---------------------------------
                                                       Robert L. McGinnis
                                                      Chairman of the Board



Dated: August 21, 2001